                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                David G. Bedard

does hereby authorize Richard J. Wirth and/or Sarah M. Patterson to sign as his agent on this registration statement and any and all initial filings filed on June 3 2011, under the Securities Act of 1933 filed on Form N-4 with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ David G. Bedard                                   Dated as of June 3, 2011
       ----------------------------------------------------
       David G. Bedard

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               Gregory McGreevey

does hereby authorize Richard J. Wirth and/or Sarah M. Patterson to sign as his agent on this registration statement and any and all initial filings filed on June 3, 2011, under the Securities Act of 1933 filed on Form N-4 with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Gregory McGreevey                                 Dated as of June 3, 2011
       ----------------------------------------------------
       Gregory McGreevey

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               David N. Levenson

does hereby authorize Richard J. Wirth and/or Sarah M. Patterson to sign as his agent on this registration statement and any and all initial filings filed on June 3, 2011, under the Securities Act of 1933 filed on Form N-4 with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ David N. Levenson                                 Dated as of June 3, 2011
       ----------------------------------------------------
       David N. Levenson

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Beth A. Bombara

does hereby authorize Richard J. Wirth and/or Sarah M. Patterson to sign as his agent on this registration statement and any and all initial filings filed on June 3, 2011, under the Securities Act of 1933 filed on Form N-4 with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Beth A. Bombara                                   Dated as of June 3, 2011
       ----------------------------------------------------
       Beth A. Bombara